Exhibit 10.23
                            GROUP LONG DISTANCE, INC.

            COMMON STOCK PURCHASE WARRANT TO PURCHASE 300,000 SHARES
                                 OF COMMON STOCK

               NEITHER THIS WARRANT NOR THE SHARES OF COMMON STOCK UNDERLYING THIS WARRANT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") AND MAY NOT BE OFFERED, SOLD, ASSIGNED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED UNLESS (1) THEY ARE REGISTERED UNDER THE ACT OR (2) THE HOLDER HAS DELIVERED TO THE ISSUER AN OPINION OF COUNSEL, WHICH OPINION SHALL BE REASONABLY SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT THERE IS AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THAT REGISTRATION IS OTHERWISE NOT REQUIRED.

               FOR VALUE RECEIVED, Group Long Distance, Inc., a Florida corporation (together with its successors and assigns, the "Issuer") hereby certifies and agrees that TS Investment, Inc., a Delaware corporation and a wholly-owned subsidiary of Tel-Save Holdings, Inc., also a Delaware corporation ("TS" and, in its capacity as the holder of this Warrant, together with its successors and permitted assigns, the "Holder"), is entitled, subject to the terms, conditions and adjustments hereof, to receive, in one or more exercises of this Warrant, from time to time, from the Issuer such number of shares of Common Stock, without par value, of the Issuer (the "Common Stock") as is determined under Section 1 hereof, during the period commencing with the date of this Warrant (the "Commencement Date") and ending at 5:00 PM. Eastern Standard Time on July 11, 2001 (the "Termination Date"), at an exercise price (the "Exercise Price") of $5.75 per share. The number of shares of Common Stock issuable upon exercise of this Warrant ("this Warrant") and the exercise price per share shall be subject to further adjustment from time to time upon the occurrence of certain events as set forth below. This Warrant is the "Warrant" referenced in, and issued in conjunction with, the Agreement, dated as of July 11, 1996 (the "Agreement"), between Tel-Save, Inc. and the Issuer.

                                                                       Exhibit B

               The shares of Common Stock or any other shares or other units of stock or other securities or property or any combination thereof receivable upon exercise of this Warrant, as adjusted from time to time, are sometimes referred to herein as the "Exercise Shares."

               1.  EXERCISE OF WARRANT;
                   RESERVATION OF SHARES; CAPITALIZATION.

                   (a) EXERCISE OF WARRANT. This Warrant may be exercised as to the then remaining Warrant Shares (as hereinafter defined) by the Holder in whole at any time or in part from time to time on or after the Commencement Date and until the Termination Date. For purposes of this Warrant, "Warrant Shares" shall mean the aggregate of 300,000 shares of Common Stock, subject to further adjustment as provided in Section 7 hereof and to successive reduction upon any exercise of this Warrant as and to the extent provided below in this clause (a). This Warrant may be exercised on any business day by delivering to the Issuer at its principal office, presently located at 1451 West Cyprus Creek Road, Suite 200, Fort Lauderdale, Florida 33309 (or such other office of the Issuer as shall theretofore have been designated by the Issuer by written notice to the Holder), a completed and executed irrevocable Notice of Warrant Exercise in the form set forth in Appendix A hereto and made a part hereof (or facsimile copy thereof), specifying therein the number of Warrant Shares (which shall not exceed the number thereof then remaining as to which no Notice of Warrant Exercise has previously been given) with respect to which the Holder is then exercising its rights hereunder, provided that this Warrant is so delivered to the Issuer not later than the original executed copy of such Notice of Warrant Exercise. The Issuer, pursuant to such Notice of Warrant Exercise from Holder, duly completed, and in accordance with Section 2 hereof, shall, upon receipt of this Warrant and the original executed copy of such Notice of Warrant Exercise, issue, and deliver a certificate evidencing, such number of Exercise Shares as shall, if the Holder shall have elected a "Cashless Exercise" in the Notice of Warrant Exercise, equal the result of (x) the product of (i) the difference between the Current

                                                                       Exhibit B

Market Price (as defined in Section 7(d) hereof) on the date of delivery of such Notice Of Warrant Exercise and the then Exercise Price, multiplied by (ii) the number of Warrant Shares specified in such Notice of Warrant Exercise, divided by (y) the Current Market Price on the date of delivery of such Notice Of Warrant Exercise. If the Holder shall not have elected a "Cashless Exercise" and the Notice of Warrant Exercise is accompanied by cash in the amount of the Exercise Price, the Issuer shall issue such number of Exercise Shares as shall have been indicated in the Notice and paid for. Upon such exercise pursuant to a Notice of Warrant Exercise, the number of Warrant Shares automatically shall be reduced by the number thereof specified in such Notice of Warrant Exercise.

               In the event that this Warrant shall be duly exercised in part prior to the Termination Date, the Issuer shall issue a new Warrant of like tenor evidencing the rights of the Holder thereof with respect to the balance of the Warrant Shares under the Warrant so surrendered.

               (b) RESERVATION OF SHARES; CAPITALIZATION.

                   (i) The Issuer shall at all times reserve and keep available, free from preemptive rights, out of its authorized but unissued capital stock, for issuance on exercise of this Warrant, such number of Shares as shall be required for issuance and delivery upon exercise of this Warrant;

                   (ii) As of the date hereof, the Issuer has authorized a total of 5,000,000 shares of Common Stock, of which 2,000,000 shares are issued and outstanding, and 1,000,000 shares of Preferred Stock of which no shares are issued and outstanding and the Issuer holds 100,000 shares of Common Stock in its treasury. All of the outstanding shares have been validly issued and are fully paid and non-assessable. None of the shares of Common Stock have been issued in violation of any securities laws of the United States or any rules or regulations promulgated

                                                                       Exhibit B

               thereunder. Except as set forth in Schedule I to this Warrant, the Issuer has not granted or issued, or agreed to grant or issue, any options, warrants or similar rights to acquire or receive any of the authorized but unissued shares of its capital stock of any class or any securities convertible into shares of its capital stock of any class except under this Warrant. The Issuer is not subject to any obligation, contingent or otherwise, to repurchase or otherwise acquire or retire any shares of capital stock of any class of the Issuer or any convertible securities, right, or warrants or options to purchase any such shares other than hereunder. Except as provided to the Holder, the Issuer has not granted contractual rights to any person to register, under the Act, any Common Stock held by such person, nor does any person have any right to require the Issuer to register any securities of the Issuer held by such person under the Act. The Exercise Shares to be issued or delivered upon the due exercise of this Warrant, shall be, upon issuance, in accordance with the terms hereof, duly authorized, validly issued and shall be fully paid and nonassessable shares of Common Stock free and clear of all taxes, liens, charges and security interests (other than the limitations on such Exercise Shares imposed by applicable securities laws and limitations expressly included in this Warrant). Such Exercised Shares shall not be issued in violation of any securities law of the United States or any rules or regulations promulgated thereunder.

               2. NOTICES OF CORPORATE ACTION. In the event of a proposal by the Issuer (or of which the Issuer shall have knowledge) for:

                   (i) any taking by the Issuer of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend (other than a regular periodic dividend payable in cash) or other distribution, or any right to

                                                                       Exhibit B

               subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities or property, or to receive any other right, or

                   (ii) any capital reorganization of the Issuer, any
               reclassification or recapitalization of the capital stock of the Issuer, any consolidation or merger involving the Issuer and any other Person or any transfer of all or substantially all the assets of the Issuer to any other Person, or

                   (iii) any voluntary or involuntary dissolution, liquidation or winding-up of the Issuer,

the Issuer will deliver to the Holder a notice specifying (1) the date or expected date on which any such record is to be taken for the purpose of such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (2) the date or expected date on which any such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place and the time, if any such time is to be fixed, as of which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for the securities or other property deliverable upon such reorganization, reclassification, recapitalization, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall with respect to Sections 1(a) and (b) hereof, be furnished at least twenty (20) days prior to the date therein specified and, with respect to Section 2 hereof, be furnished promptly upon the commencement of any event described therein.

               3. FRACTIONAL SHARES. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant.

               4. TRANSFER OF WARRANT. This Warrant may be transferred in whole or in part only in accordance

                                                                       Exhibit B

with the terms of the restrictive legend appearing on the first page of this Warrant.

               5. LOSS OR DESTRUCTION OF WARRANT. Upon receipt by the Issuer of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Issuer will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall not constitute an additional contractual obligation on the part of the Issuer, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

               6. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder of the Issuer, either at law or equity, and the rights of the Holder are limited to those expressed in this Warrant and are not enforceable against the Issuer except to the extent set forth herein.

               7. ADJUSTMENT OF EXERCISE PRICE, WARRANT SHARES AND EXERCISE SHARES. The Exercise Price, the number of Warrant Shares and the kind of Exercise Shares issuable upon the exercise of this Warrant shall be subject to adjustment from time to time upon the happening of certain events as hereinafter provided. The Exercise Price in effect at any time, the number of Warrant Shares and the kind of securities issuable upon exercise of this Warrant shall be subject to adjustment as follows:

               (a) DIVIDEND DISTRIBUTIONS. If the Issuer shall (i) pay a dividend or make a distribution on its shares of Common Stock in shares of Common Stock, (ii) subdivide or classify its outstanding Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be

                                                                       Exhibit B

proportionally adjusted so that the Holder of this Warrant exercised after such date shall be entitled to receive the aggregate number and kind of shares that, if this Warrant had been exercised by such Holder immediately prior to such date, such Holder would have owned upon such exercise and been entitled to receive upon such dividend, subdivision, combination or reclassification. For example, if the Issuer declares a 2 for 1 stock dividend or stock split and the Exercise Price immediately prior to such event was $5.00 per share, the adjusted Exercise Price immediately after such event would be $2.50 per share. Such adjustment shall be made successively whenever any event listed above shall occur.

               (b) ISSUANCE OF RIGHTS OR WARRANTS. In case the Issuer shall issue rights or warrants to all holders of its Common Stock entitling them to subscribe for or purchase shares of Common Stock (or securities convertible into Common Stock) at a price (or having a conversion price per share) less than the "Current Market Price" of the Common Stock (as defined in Paragraph d of this Section below) on the record date mentioned below, the Exercise Price shall be adjusted so that the same shall equal the price determined by multiplying the Exercise Price in effect immediately prior to the date of such issuance by a fraction, the numerator of which shall be the sum of the number of shares of Common Stock outstanding on the record date mentioned below and the number of additional shares of Common Stock that the aggregate offering price of the total number of shares of Common Stock so offered (or the aggregate conversion price of the convertible securities so offered) would purchase at the "Current Market Price" per share of the Common Stock, and the denominator of which shall be the sum of the number of shares of Common Stock outstanding on such record date and the number of additional shares of Common Stock offered for subscription or purchases (or into which the convertible securities so offered are convertible). Such adjustment shall be made successively whenever such rights or warrants are issued and shall become effective immediately after the record date for the determination of shareholders entitled to receive such rights or warrants; and, to the extent that shares of

                                                                       Exhibit B

Common Stock are not delivered (or securities convertible into Common Stock are not delivered) after the expiration of such rights or warrants, the Exercise Price shall be readjusted to the Exercise Price that would then be in effect had the adjustment made upon the issuance of such rights or warrants been made upon the basis of delivery of only the number of shares of Common Stock (or securities convertible into Common Stock) actually delivered.

               (c) ADJUSTMENT UPON NOTICE OF WARRANT EXERCISE. Whenever the Exercise Price payable upon exercise of this Warrant is adjusted pursuant to Paragraphs (a) and (b) above, the number of Warrant Shares as to which a Notice of Warrant Exercise may be given shall simultaneously be adjusted by multiplying
(x) the number of Warrant Shares then remaining as to which no Notice of Warrant Exercise has theretofore been given by (y) the Exercise Price in effect just prior to such adjustment, and dividing the product so obtained by the Exercise Price, as adjusted.

               (d) CURRENT MARKET PRICE. For the purpose of any computation in this Warrant, the "Current Market Price" per share of Common Stock at any date shall be (i) the average daily Market Price during a period of (ten) 10 days, ending on the day the Current Market Price is determined, on which the national securities exchanges were open for trading, and (ii) if no class of the Common Stock is then listed or admitted to trading on any national securities exchange or quoted in the over-the-counter market, the Market Price. For purposes of the definition of "Current Market Price", the term (A) "MARKET PRICE" shall mean (1) the last sale price, regular way, on such date or, if no such sale takes place on such date, the average of the closing bid and asked prices on such date, in each case as officially reported on the principal national securities exchange on which the Common Stock is then listed or admitted to trading, or (2) if the Common Stock is not then listed or admitted to trading on any national securities exchange but is designated as a national market system security by the NASD, the last trading price of the Common Stock on such date, or (3) if there shall have been no trading on such date or if

                                                                       Exhibit B

the Common Stock is not so designated, the average of the reported closing bid and asked prices of the Common Stock on such date as shown by NASDAQ and reported by any member firm of the New York Stock Exchange selected by the Company, or (4) if neither (1), (2) nor (3) is applicable, the Book Value thereof; (B) "BOOK VALUE" per share of Common Stock on any date specified herein shall be determined by an independent industry expert selected by the Holder (with the consent of the Issuer, such consent to not be unreasonably withheld);
(C) "CONSOLIDATED NET WORTH" shall mean the sum of the capital stock (but excluding treasury stock and capital stock subscribed and unissued) and surplus (including earned surplus, capital surplus and the balance of the current profit and loss account not transferred to surplus) accounts of the Company and its Subsidiaries appearing on a consolidated balance sheet of the Company and its Subsidiaries prepared in accordance with generally acceptable accounting principles as of the date of determination, after eliminating all intercompany transactions and all amounts properly attributable to minority interests, if any, in the stock and surplus of the Subsidiaries, and (D) "NASDAQ" shall mean the National Association of Securities Dealers Automated Quotation System.

               (e) MINIMUM ADJUSTMENTS. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($0.05) in such price; provided, however, that any adjustments that by reason of this Paragraph (e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section 7 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Anything in this Section 7 to the contrary notwithstanding, the Issuer shall be entitled, but shall not be required, to make such additional reductions in the Exercise Price, in addition to those required by this Section 7, as it, in its sole discretion, shall determine to be advisable in order that any dividend or distribution in shares of Common Stock, subdivision, reclassification or combination of Common Stock, issuance of warrants to

                                                                       Exhibit B

purchase Common Stock or distribution of evidences of indebtedness or other assets (excluding cash dividends) referred to hereinabove in this Section 7 hereafter made by the Issuer to the holders of its Common Stock shall not result in any tax to the Holders of its Common Stock or securities convertible into Common Stock.

               (f) NOTICE OF ISSUER REGARDING ADJUSTMENT AND TERMINATION. Whenever the Exercise Price is adjusted as herein provided or the Termination Date extended as herein provided, the Issuer shall promptly cause a notice, setting forth the adjusted Exercise Price and adjusted number of Warrant Shares as to which a Notice of Warrant Exercise may be given under this Warrant and/or the extended Termination Date, to be mailed to the Holder, at its last address appearing in the books of the Issuer, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Issuer may retain a firm of independent certified public accountants selected by the Board of Directors (who may be the regular accountants employed by the Issuer) to make any computation required by this Section 7, and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment.

               (g) FUTURE ADJUSTMENT TO OTHER SHARES AND WARRANT. In the event that at any time, as a result of an adjustment made pursuant to Section 7(a) above, the Holder of this Warrant thereafter shall become entitled to receive any Exercise Shares of the Issuer, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Paragraphs (a) through (e), inclusive, of this Section 7.

               (h) MAINTENANCE OF PRICE AND NUMBER OF SHARES. Irrespective of any adjustments in the Exercise Price, the number of Warrant Shares or kind of Exercise Shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued in

                                                                       Exhibit B

exchange or substitution for this Warrant or any part thereof may continue to express the same price and number and kind of shares as are stated in this Warrant.

                   (i) OFFICERS CERTIFICATE REGARDING TERMINATION DATE AND ADJUSTMENT TO EXERCISE PRICE. Whenever the Exercise Price shall be adjusted or the Termination Date extended, in each case as required by the provisions hereof, the Issuer shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided and/or the Termination Date extended and, in the case of an Exercise Price adjustment, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder and the Issuer shall, forthwith after each such adjustment, mail a copy by certified mail or such certificate to the Holder.

               8. TERMINATION DATE EXTENSION. If, by reason of Section 3(b) of the Registration Rights Agreement, dated as of the date hereof, between the Issuer and Tel-Save, Inc., the Holder is not permitted to sell the Exercise Shares for a period that includes the Termination Date (before any adjustment under this Section 8), the Termination Date will be extended by such number of days as equals the number of days from the beginning of such period that the Holder is so prevented from selling to the Termination Date (before any adjustment under this Section 8).

               9. SURVIVAL. Any obligation of the Issuer under this Warrant, the complete performance of which may require performance beyond the term of this Warrant, shall survive the expiration of such term.

                                                                       Exhibit B

               10. AMENDMENTS AND WAIVERS. The respective rights and obligations of the Issuer and the Holder may be modified or waived only by a writing executed by the party against whom the amendment or waiver is to be enforced.

               11. GOVERNING LAW; VENUE; RECOVERY OF REASONABLE ATTORNEY'S FEES BY PREVAILING PARTY. This Warrant shall be governed in all respects by the laws of the State of Florida. Any and all actions and proceedings arising out of or pertaining to this Warrant shall be brought in the federal or state courts located in Broward County, Florida and the prevailing party shall be entitled to recover its reasonable attorney's fees and costs.

                                                                      Exhibit B

               IN WITNESS WHEREOF, the Issuer has caused this Warrant to be duly executed and delivery as of July 11, 1996.

                                               GROUP LONG DISTANCE, INC.


                                               By: /s/ GERALD M. DUNNE, JR.
                                                  -------------------------
                                                  Gerald M. Dunne, Jr.
                                                  President

                                                                      Exhibit B

                                                                     APPENDIX A

                                  PURCHASE FORM

               The undersigned hereby irrevocably elects to exercise the within Warrant as to ______________ shares and hereby makes payment of $______________ in payment of the actual exercise price thereof.

                  INSTRUCTIONS FOR REGISTRATION OF COMMON STOCK

Name:
- ------------------------------------------------------------
                     (Please typewrite or print in block letters)
Address:
- ------------------------------------------------------------

- ------------------------------------------------------------

Signature:
          -------------------------

                                 ASSIGNMENT FORM

                     FOR VALUE RECEIVED,

- --------------------------- hereby sells, assigns and transfers unto

Name:
- ------------------------------------------------------------
                     (Please typewrite or print in block letters)

Address:
- ------------------------------------------------------------

- ------------------------------------------------------------

                                                                       Exhibit B

the right to purchase Common Shares represented by this Warrant to the extent of ________ Common Shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _____________________ Attorney, to transfer the same on the books of the Issuer with full power of substitution in the premises.

Dated:____________, 199_

Signature:___________________

                                                                      Schedule I

                             DESCRIPTION OF OPTIONS